SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                  FORM 8-K
                               CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  October 19, 1995





                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



       Delaware                  1-5231               36-2361282
  (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                      Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60521
                               (708) 575-3000
          (Address and Phone Number of Principal Executive Offices)

  Item 7.   Financial Statements, Pro Forma Financial Information and
  Exhibits

  (c)  Exhibits

       (99)    Press Release dated October 19, 1995
                "McDonald's Reports Strong Global Results"



                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /s/ Gloria Santona
                                     ---------------------------
                                     Gloria Santona
                                     Vice President,
                                     Assistant General Counsel
                                     and Assistant Secretary